PLAN OF REORGANIZATION AND TERMINATION

      THIS PLAN OF REORGANIZATION AND TERMINATION ("Plan"), dated January 31, 2003, is adopted by First American Investment Funds, Inc., a Maryland corporation with its principal place of business at 800 Nicollet Mall, Minneapolis, Minnesota 55402 ("FAIF"), on behalf of each segregated portfolio of assets ("series") thereof listed on Schedule A to this Plan ("Schedule A"). (Each such series listed under the heading "Acquired Funds" is referred to herein as an "Acquired Fund," each such series listed under the heading "Acquiring Funds" is referred to herein as an "Acquiring Fund," and all such series are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

      FAIF wishes to effect seven  separate  reorganizations,  each described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Plan to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). Each reorganization will involve the transfer of an Acquired Fund's assets to the Acquiring Fund listed on Schedule A opposite its name (each, a "corresponding Acquiring Fund") in exchange solely for voting shares of common stock, par value $ 0.0001 per share, of that Acquiring Fund ("Acquiring Fund Shares") and that Acquiring Fund's assumption of that Acquired Fund's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of common stock, par value $ 0.0001 per share, of that Acquired Fund ("Acquired Fund Shares") in exchange therefor, all on the terms and conditions set forth herein. (Each such series of transactions involving each Acquired Fund and its corresponding Acquiring Fund is referred to herein as a "Reorganization.") The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. (For convenience, the balance of this Plan refers only to a single Reorganization, one Acquired Fund, and one Acquiring Fund, but the terms and conditions hereof apply separately to each Reorganization and the Funds participating therein.)

      Each Fund is a duly established and designated series of FAIF. The Acquired Fund Shares are divided into five classes, designated Class A, Class B, Class C, Class S, and Class Y Shares ("Class A Acquired Fund Shares," "Class B Acquired Fund Shares," "Class C Acquired Fund Shares," "Class S Acquired Fund Shares," and "Class Y Acquired Fund Shares," respectively). The Acquiring Fund Shares also are divided into five classes, also designated Class A, Class B, Class C, Class S, and Class Y Shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," "Class S Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively). Each class of Acquiring Fund Shares is substantially similar to the corresponding class of Acquired Fund Shares, I.E., the Funds' Class A, Class B, Class C, Class S, and Class Y Shares correspond to each other.

1.    PLAN OF REORGANIZATION AND TERMINATION

      1.1 At the Closing (as defined in paragraph 3.1), Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. In exchange therefor, Acquiring Fund shall:

           a) issue and deliver to Acquired Fund the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Acquired Fund (computed as

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      set forth in paragraph 2.1)  ("Acquired  Fund Value")  attributable to the
      Class A Acquired Fund Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Class B Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the NAV of a Class C Acquiring Fund Share (as so computed), (iv) Class S Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class S Acquired Fund Shares by the NAV of a Class S Acquiring Fund Share (as so computed), and (v) Class Y Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class Y Acquired Fund Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

           b) assume all of Acquired Fund's  liabilities  described in paragraph
      1.3 ("Liabilities").

      1.2 The Assets shall consist of all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Acquired Fund's books, and other property owned by Acquired Fund at the Effective Time (as defined in paragraph 3.1).

      1.3 The Liabilities shall consist of all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Plan. Notwithstanding the foregoing, Acquired Fund shall use its best efforts to discharge all its known Liabilities before the Effective Time.

      1.4 At or immediately before the Effective Time, Acquired Fund shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its "investment company taxable income" and substantially all of its "net capital gain," if any (as such terms are defined in sections 852(b)(2) and 1222(11), respectively, of the Code, both computed without regard to any deduction for dividends paid) for the current taxable year through the Effective Time.

      1.5 At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Acquired Fund Shares. That distribution shall be accomplished by FAIF's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring those Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for a shareholder of Class A Acquired Fund Shares shall be credited with the

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respective   PRO  RATA  number  of  Class  A  Acquiring  Fund  Shares  due  that
Shareholder, the account for a Shareholder of Class B Acquired Fund Shares shall be credited with the respective PRO RATA number of Class B Acquiring Fund Shares due that Shareholder, the account for a Shareholder of Class C Acquired Fund Shares shall be credited with the respective PRO RATA number of Class C Acquiring Fund Shares due that Shareholder, the account for a Shareholder of Class S Acquired Fund Shares shall be credited with the respective PRO RATA number of Class S Acquiring Fund Shares due that Shareholder, and the account for a shareholder of Class Y Acquired Fund Shares shall be credited with the
respective   PRO  RATA  number  of  Class  Y  Acquiring  Fund  Shares  due  that
Shareholder). All outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

      1.6 As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Acquired Fund shall be terminated as a series of FAIF and any further actions shall be taken in connection therewith as required by applicable law.

      1.7 Any reporting responsibility of Acquired Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

      1.8 Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund's books of the Acquired Fund Shares constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

      1.9 Before the Effective Time, FAIF shall (a) obtain approval, pursuant to Maryland law, of Articles of Amendment ("Amendment") to its Amended and Restated Articles of Incorporation ("Articles") (in substantially the form attached hereto as Exhibit A) and (b) file the Amendment with the State of Maryland Department of Assessments and Taxation.

      1.10 In determining contingent deferred sales charges applicable to Class B Acquiring Fund Shares and Class C Acquiring Fund Shares issued in the Reorganization and the date on which such Class B Acquiring Fund Shares convert to Class A Acquiring Fund Shares, Acquiring Fund shall give each holder thereof credit for the period during which such holder held the Class B Acquired Fund Shares or Class C Acquired Fund Shares, as the case may be, in exchange for which such Acquiring Fund Shares were issued. If Class A Acquiring Fund Shares are issued in the Reorganization to Shareholders that formerly held Class A Acquired Fund Shares with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, then, in determining whether a deferred sales charge is payable on the sale of such Class A Acquiring Fund Shares, Acquiring Fund shall give the holder thereof credit for the period during which such holder held such Acquired Fund Shares.

2.    VALUATION

      2.1 For purposes of paragraph  1.1(a),  Acquired Fund's net value shall be
(a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"),


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using  the  valuation  procedures  set  forth in  Acquired  Fund's  then-current prospectuses and FAIF's statement of additional information ("SAI") less (b) the amount of the Liabilities as of the Valuation Time.

      2.2 For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectuses and the SAI.

      2.3 All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of U.S. Bancorp Asset Management, Inc. ("USBAM").

3.    CLOSING AND EFFECTIVE TIME

      3.1 The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at FAIF's principal office on or about March 14, 2003, or at such other place and/or on such other date FAIF determines. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time FAIF determines ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Acquired Fund's net value and/or the NAV per share of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when that trading has been fully resumed and that reporting has been restored.

      3.2 FAIF's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Acquired Fund to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to that information on Acquired Fund's books immediately before the Closing. FAIF's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

      3.3 FAIF's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names and a confirmation, or other evidence satisfactory to FAIF, that the Acquiring Fund Shares to be credited to Acquired Fund at the Effective Time have been credited to Acquired Fund's account on Acquiring Fund's books.

4.    CONDITIONS PRECEDENT

      4.1 FAIF's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions either at the time stated therein or, if no time is so stated, at or before (and continuing through) the Effective Time:

           4.1.1 This Plan has been approved by Acquired Fund's shareholders in accordance with applicable law;

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           4.1.2  The  fair  market  value of the  Acquiring  Fund  Shares  each
      Shareholder receives will be approximately equal to the fair market value of the Acquired Fund Shares it constructively surrenders in exchange therefor;

           4.1.3 Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Acquired Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

           4.1.4 Each Shareholder will pay his or her own expenses (including fees of personal investment or tax advisors for advice regarding the Reorganization), if any, he or she incurs in connection with the Reorganization;

           4.1.5 The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

           4.1.6 There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

           4.1.7 Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization. For the purposes of the foregoing, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the Investment Company Act of 1940, as amended ("1940 Act"), and
      (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

           4.1.8 None of the compensation received by any Shareholder who is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

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           4.1.9 Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of the Acquiring Fund;

           4.1.10 Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses");

           4.1.11 The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.2.6, 4.3.4, and 4.3.9 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Acquired Fund at the Effective Time;

           4.1.12 FAIF has called a special meeting of Acquired Fund's shareholders ("Meeting") to consider and act on this Plan and to take all other action necessary to obtain their approval, to the extent same is required, of the transactions contemplated herein; and such approval has been obtained;

           4.1.13 This Plan has been duly authorized by all necessary action on the part of FAIF's board of directors ("Board"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to Acquired Fund's shareholders' approval in accordance with the Articles and applicable law, this Plan constitutes a valid and legally binding obligation of each Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           4.1.14 FAIF has filed the Amendment in accordance with applicable provisions of Maryland law; and

           4.1.15 FAIF has received an opinion of Kirkpatrick & Lockhart LLP ("Counsel"), addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties FAIF made to Counsel, and may rely as to any factual matters, exclusively and without independent verification, on such representations and warranties and any other representations responsible officers of FAIF make to Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on the Reorganization's being consummated in accordance with this Plan, for federal income tax purposes:

                4.1.15.1 Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Acquired Fund's distribution of those shares PRO rata to the Shareholders constructively in exchange for their Acquired Fund Shares, will qualify as a "reorganization" as defined in section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

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                4.1.15.2  Acquired  Fund will  recognize  no gain or loss on the transfer  of the  Assets to  Acquiring  Fund in  exchange  solely for
           Acquiring  Fund  Shares  and  Acquiring  Fund's   assumption  of  the
           Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Acquired Fund Shares;

                4.1.15.3 Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

                4.1.15.4  Acquiring  Fund's basis in the Assets will be the same as Acquired Fund's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Acquired Fund's holding period therefor;

                4.1.15.5 A Shareholder will recognize no gain or loss on the constructive exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

                4.1.15.6 A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Acquired Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time.

      Notwithstanding subparagraphs 4.1.15.2 and 4.1.15.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      4.2 FAIF's obligation to implement this Plan on Acquiring Fund's behalf shall be subject to satisfaction of the following conditions either at the time stated therein or, if no time is so stated, at or before (and continuing through) the Effective Time:

           4.2.1 At the Effective Time, Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

           4.2.2 Acquired Fund incurred the Liabilities in the ordinary course of its business;

           4.2.3 Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; it will invest the Assets

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

      at all times through the Effective Time in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

           4.2.4 Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

           4.2.5 From the date it commenced operations through the Effective Time, Acquired Fund will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; and before the Effective Time Acquired Fund will not (a) dispose of and/or acquire any assets (i) for the purpose of satisfying Acquiring Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC, or (b) otherwise change its historic investment policies;

           4.2.6 During the five-year period ending at the Effective Time, (a) neither Acquired Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Acquired Fund Shares, except for shares redeemed in the ordinary course of Acquired Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Acquired Fund Shares, other than normal, regular dividend distributions made pursuant to Acquired Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code; and

           4.2.7 Not more than 25% of the value of Acquired Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

      4.3 FAIF's obligation to implement this Plan on Acquired Fund's behalf shall be subject to satisfaction of the following conditions either at the time stated therein or, if no time is so stated, at or before (and continuing through) the Effective Time:

           4.3.1  No  consideration   other  than  Acquiring  Fund  Shares  (and
      Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

           4.3.2 The Acquiring Fund Shares to be issued and delivered to Acquired Fund hereunder will have been duly authorized at the Effective Time and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by FAIF;

           4.3.3 Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

           4.3.4 Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

           4.3.5 Following the Reorganization, Acquiring Fund (a) will continue Acquired Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Acquired Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, (c) Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

           4.3.6 There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

           4.3.7 Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

           4.3.8 Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Acquired Fund; and

           4.3.9 During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares with consideration other than Acquiring Fund Shares.

      4.4 At any time before the Effective Time, FAIF may waive any of the conditions set forth in this paragraph 4 if, in the judgment of the Board, such a waiver will not have a material adverse effect on either Fund's shareholders' interests.

5.    EXPENSES

      USBAM shall bear the total Reorganization Expenses.

6.    TERMINATION AND AMENDMENT OF PLAN

      6.1 The Board may terminate this Plan and abandon the Reorganization at any time before the Effective Time if circumstances develop that, in its judgment, make proceeding with the Reorganization inadvisable for either Fund.

      6.2 The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Acquired Fund's shareholders' approval thereof; provided that following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

7.    MISCELLANEOUS

      7.1 This Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

      7.2 In the case of any inconsistency between the terms hereof and the terms of the Amendment, the latter shall apply.

      7.3 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Plan.

                                   SCHEDULE A


--------------------------------------------------------------------------------
ACQUIRED FUNDS                          ACQUIRING FUNDS
--------------                          ---------------
--------------------------------------------------------------------------------
Large Cap Growth Fund                   Large Cap Growth Opportunities Fund(1)
--------------------------------------------------------------------------------
Health Sciences Fund                    Large Cap Growth Opportunities Fund(1)
--------------------------------------------------------------------------------
Mid Cap Growth Fund                     Mid Cap Growth Opportunities Fund(2)
--------------------------------------------------------------------------------
Small Cap Growth Fund                   Small Cap Select Fund(3)
--------------------------------------------------------------------------------
Emerging Markets Fund                   International Fund
--------------------------------------------------------------------------------
Bond IMMDEX(TM)Fund                     Core Bond Fund(4)
--------------------------------------------------------------------------------
High Yield Bond Fund                    High Income Bond Fund(5)
--------------------------------------------------------------------------------


(1)   Formerly known as Large Cap Core Fund.

(2)   Formerly known as Mid Cap Core Fund.

(3)   Formerly known as Small Cap Core Fund.

(4)   Formerly known as Fixed Income Fund.

(5)   Formerly known as Strategic Income Fund.

                                                                       Exhibit A

                               ARTICLES OF AMENDMENT
                                         TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                         OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

     The undersigned officer of First American Investment Funds, Inc. (the "Corporation"), a Maryland corporation, hereby certifies that the following amendments to the Corporation's Amended and Restated Articles of Incorporation have been adopted by the Board of Directors and by the requisite vote of shareholders of the Corporation in the manner required by Maryland General Corporation Law:

     WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets;

     WHEREAS, it is desirable and in the best interests of the holders of the Class S shares of the Corporation (also known as "Large Cap Growth Fund") that the assets belonging to such class, subject to all liabilities of such class, be sold to a separate portfolio of the Corporation which is known as "Large Cap Growth Opportunities Fund" (formerly known as Large Cap Core Fund) and which is represented by the Corporation's Class QQ shares, in exchange for shares of Large Cap Growth Opportunities Fund, which shares will be distributed pro rata to the former shareholders of Large Cap Growth Fund;

     WHEREAS, Large Cap Growth Fund and Large Cap Growth Opportunities Fund have entered into a Plan of Reorganization and Termination providing for the foregoing transactions; and

     WHEREAS, the Plan of Reorganization and Termination requires that, in order to bind all holders of shares of Large Cap Growth Fund to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding Large Cap Growth Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(K) immediately following Article IV(J) thereof:

     ARTICLE IV(K). (a) For the purposes of this Article IV(K), the following terms shall have the following meanings:

          "Acquired Fund" means the Corporation's Large Cap Growth Fund, which is represented by the Corporation's Class S shares.

          "Class A Acquired Fund Shares" means the Corporation's Class S Common Shares.

          "Class B Acquired Fund Shares" means the Corporation's Class S, Series 2 Common Shares.

          "Class C Acquired Fund Shares" means the Corporation's Class S, Series 4 Common Shares.

          "Class S Acquired Fund Shares" means the Corporation's Class S, Series 5 Common Fund Shares.

          "Class Y Acquired Fund Shares" means the Corporation's Class S, Series 3 Common Shares.

          "Acquiring Fund" means the Corporation's Large Cap Growth Opportunities Fund, which is represented by the Corporation's Class QQ shares.

          "Class A Acquiring Fund Shares" means the Corporation's Class QQ Common Shares.

          "Class B Acquiring Fund Shares" means the Corporation's Class QQ, Series 2 Common Shares.

          "Class C Acquiring Fund Shares" means the Corporation's Class QQ, Series 3 Common Shares.

          "Class S Acquiring Fund Shares" means the Corporation's Class QQ, Series 5 Common Shares.

          "Class Y Acquiring Fund Shares" means the Corporation's Class QQ, Series 4 Common Shares.

          "Reorganization Agreement" means that Plan of Reorganization and Termination dated January 31, 2003 between the Acquiring Fund and Acquired Fund.

          "Effective Time" means the date and time at which delivery of the assets of the Acquired Fund and the shares of the Acquiring Fund to be issued pursuant to the Reorganization Agreement, and the liquidation of the Acquired Fund, occurs.

          "Valuation Time" means the close of business on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Effective Time.

     (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Reorganization Agreement. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

     (c) The numbers of Class A, Class B, Class C, Class S and Class Y Acquiring Fund Shares to be received by the Acquired Fund and distributed by it to the holders of Class A, Class B, Class C, Class S and Class Y Acquired Fund Shares shall be determined as follows:

          (i) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C Shares, Class S Shares and Class Y Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Corporation's Articles of Incorporation and Bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

          (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iii) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iv) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares, each as determined pursuant to (i) above.

          (v) The total number of Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class S Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class S Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class S Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vi) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vii) At the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder bears to the total number of issued and outstanding Acquired Fund shares of the respective classes) the full and fractional Acquiring Fund shares of the respective classes received by the Acquired Fund pursuant to (ii) through
     (vi) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder; each Class S Acquired Fund shareholder shall receive, at the Effective Time, Class S Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class S Acquired Fund Shares owned by such Acquired Fund shareholder; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder.

     (d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by the Corporation's Secretary, to transfer the Acquiring Fund shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective pro rata number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired.

     (e) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Class S Common Shares of the Corporation, without designation as to series.

     WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets;

     WHEREAS, it is desirable and in the best interests of the holders of the Class W shares of the Corporation (also known as "Health Sciences Fund") that the assets belonging to such class, subject to all liabilities of such class, be sold to a separate portfolio of the Corporation which is known as "Large Cap Growth Opportunities Fund" and which is represented by the Corporation's Class QQ shares, in exchange for shares of Large Cap Growth Opportunities Fund, which shares will be distributed pro rata to the former shareholders of Health Sciences Fund;

     WHEREAS, Health Sciences Fund and Large Cap Growth Opportunities Fund have entered into a Plan of Reorganization and Termination providing for the foregoing transactions; and

     WHEREAS, the Plan of Reorganization and Termination requires that, in order to bind all holders of shares of Health Sciences Fund to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding Health Sciences Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(L) immediately following Article IV(K) thereof:

     ARTICLE IV(L). (a) For the purposes of this Article IV(L), the following terms shall have the following meanings:

          "Acquired Fund" means the Corporation's Health Sciences Fund, which is represented by the Corporation's Class W shares.

          "Class A Acquired Fund Shares" means the Corporation's Class W Common Shares.

          "Class B Acquired Fund Shares" means the Corporation's Class W, Series 2 Common Shares.

          "Class C Acquired Fund Shares" means the Corporation's Class W, Series 4 Common Shares.

          "Class S Acquired Fund Shares" means the Corporation's Class W, Series 5 Common Fund Shares.

          "Class Y Acquired Fund Shares" means the Corporation's Class W, Series 3 Common Shares.

          "Acquiring Fund" means the Corporation's Large Cap Growth Opportunities Fund, which is represented by the Corporation's Class QQ shares.

          "Class A Acquiring Fund Shares" means the Corporation's Class QQ Common Shares.

          "Class B Acquiring Fund Shares" means the Corporation's Class QQ, Series 2 Common Shares.

          "Class C Acquiring Fund Shares" means the Corporation's Class QQ, Series 3 Common Shares.

          "Class S Acquiring Fund Shares" means the Corporation's Class QQ, Series 5 Common Fund Shares.

          "Class Y Acquiring Fund Shares" means the Corporation's Class QQ, Series 4 Common Shares.

          "Reorganization Agreement" means that Plan of Reorganization and Termination dated January 31, 2003 between the Acquired Fund and the Acquiring Fund.

          "Effective Time" means the date and time at which delivery of the assets of the Acquired Fund and the shares of the Acquiring Fund to be issued pursuant to the Reorganization Agreement, and the liquidation of the Acquired Fund, occurs.

          "Valuation Time" means the close of business on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Effective Time.

     (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Reorganization Agreement. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

     (c) The numbers of Class A, Class B, Class C, Class S and Class Y Acquiring Fund Shares to be received by the Acquired Fund and distributed by it to the holders of Class A, Class B, Class C, Class S and Class Y Acquired Fund Shares shall be determined as follows:

          (i) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C Shares, Class S Shares and Class Y Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Corporation's Articles of Incorporation and Bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

          (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iii) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iv) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares, each as determined pursuant to (i) above.

          (v) The total number of Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class S Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class S Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class S Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vi) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vii) At the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder bears to the total number of issued and outstanding Acquired Fund shares of the respective classes) the full and fractional Acquiring Fund shares of the respective classes received by the Acquired Fund pursuant to (ii) through
     (vi) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder; each Class S Acquired Fund shareholder shall receive, at the Effective Time, Class S Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class S Acquired Fund Shares owned by such Acquired Fund shareholder; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder.

     (d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by the Corporation's Secretary, to transfer the Acquiring Fund shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective pro rata number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired.

     (e) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Class W Common Shares of the Corporation, without designation as to series.

     WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets;

     WHEREAS, it is desirable and in the best interests of the holders of the Class FF shares of the Corporation (also known as "Mid Cap Growth Fund") that the assets belonging to such class, subject to all liabilities of such class, be sold to a separate portfolio of the Corporation which is known as "Mid Cap Growth Opportunities Fund" (formerly known as Mid Cap Core Fund) and which is represented by the Corporation's Class SS shares, in exchange for shares of Mid Cap Growth Opportunities Fund, which shares will be distributed pro rata to the former shareholders of Mid Cap Growth Fund;

     WHEREAS, Mid Cap Growth Fund and Mid Cap Growth Opportunities Fund have entered into a Plan of Reorganization and Termination providing for the foregoing transactions; and

     WHEREAS, the Plan of Reorganization and Termination requires that, in order to bind all holders of shares of Mid Cap Growth Fund to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding Mid Cap Growth Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(M) immediately following Article IV(L) thereof:

     ARTICLE IV(M). (a) For the purposes of this Article IV(M), the following terms shall have the following meanings:

          "Acquired Fund" means the Corporation's Mid Cap Growth Fund, which is represented by the Corporation's Class FF shares.

          "Class A Acquired Fund Shares" means the Corporation's Class FF Common Shares.

          "Class B Acquired Fund Shares" means the Corporation's Class FF, Series 2 Common Shares.

          "Class C Acquired Fund Shares" means the Corporation's Class FF, Series 4 Common Shares.

          "Class S Acquired Fund Shares" means the Corporation's Class FF, Series 5 Common Fund Shares.

          "Class Y Acquired Fund Shares" means the Corporation's Class FF, Series 3 Common Shares.

          "Acquiring Fund" means the Corporation's Mid Cap Growth Opportunities Fund, which is represented by the Corporation's Class SS shares.

          "Class A Acquiring Fund Shares" means the Corporation's Class SS Common Shares.

          "Class B Acquiring Fund Shares" means the Corporation's Class SS, Series 2 Common Shares.

          "Class C Acquiring Fund Shares" means the Corporation's Class SS, Series 3 Common Shares.

          "Class S Acquiring Fund Shares" means the Corporation's Class SS, Series 5 Common Fund Shares.

          "Class Y Acquiring Fund Shares" means the Corporation's Class SS, Series 4 Common Shares.

                  "Reorganization Agreement" means that Plan of Reorganization and Termination dated January 31, 2003 between the Acquired Fund and the Acquiring Fund.

          "Effective Time" means the date and time at which delivery of the assets of the Acquired Fund and the shares of the Acquiring Fund to be issued pursuant to the Reorganization Agreement, and the liquidation of the Acquired Fund, occurs.

          "Valuation Time" means the close of business on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Effective Time.

     (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Reorganization Agreement. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General

Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

     (c) The numbers of Class A, Class B, Class C, Class S and Class Y Acquiring Fund Shares to be received by the Acquired Fund and distributed by it to the holders of Class A, Class B, Class C, Class S and Class Y Acquired Fund Shares shall be determined as follows:

          (i) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C Shares, Class S Shares and Class Y Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Corporation's Articles of Incorporation and Bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

          (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iii) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iv) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares, each as determined pursuant to (i) above.

          (v) The total number of Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class S Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class S Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class S Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vi) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vii) At the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder bears to the total number of issued and outstanding Acquired Fund shares of the respective classes) the full and fractional Acquiring Fund shares of the respective classes received by the Acquired Fund pursuant to (ii) through
     (vi) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder; each Class S Acquired Fund shareholder shall receive, at the Effective Time, Class S Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class S Acquired Fund Shares owned by such Acquired Fund shareholder; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder.

     (d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by the Corporation's Secretary, to transfer the Acquiring Fund shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective pro rata number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired.

     (e) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Class FF Common Shares of the Corporation, without designation as to series.

     WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets;

     WHEREAS, it is desirable and in the best interests of the holders of the Class O shares of the Corporation (also known as "Small Cap Growth Fund") that the assets belonging to such class, subject to all liabilities of such class, be sold to a separate portfolio of the Corporation which is known as "Small Cap Select Fund" (formerly known as Small Cap Core Fund) and which is represented by the Corporation's Class UU shares, in exchange for shares of Small Cap Select Fund, which shares will be distributed pro rata to the former shareholders of Small Cap Growth Fund;

     WHEREAS, Small Cap Growth Fund and Small Cap Select Fund have entered into a Plan of Reorganization and Termination providing for the foregoing transactions; and

     WHEREAS, the Plan of Reorganization requires that, in order to bind all holders of shares of Small Cap Growth Fund to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding Small Cap Growth Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(N) immediately following Article IV(M) thereof:

     ARTICLE IV(N). (a) For the purposes of this Article IV(N), the following terms shall have the following meanings:

          "Acquired Fund" means the Corporation's Small Cap Growth Fund, which is represented by the Corporation's Class O shares.

          "Class A Acquired Fund Shares" means the Corporation's Class O Common Shares.

          "Class B Acquired Fund Shares" means the Corporation's Class O, Series 3 Common Shares.

          "Class C Acquired Fund Shares" means the Corporation's Class O, Series 4 Common Shares.

          "Class S Acquired Fund Shares" means the Corporation's Class O, Series 5 Common Fund Shares.

          "Class Y Acquired Fund Shares" means the Corporation's Class O, Series 2 Common Shares.

          "Acquiring Fund" means the Corporation's Small Cap Select Fund, which is represented by the Corporation's Class UU shares.

          "Class A Acquiring Fund Shares" means the Corporation's Class UU Common Shares.

          "Class B Acquiring Fund Shares" means the Corporation's Class UU, Series 2 Common Shares.

          "Class C Acquiring Fund Shares" means the Corporation's Class UU, Series 3 Common Shares.

          "Class S Acquiring Fund Shares" means the Corporation's Class UU, Series 5 Common Fund Shares.

          "Class Y Acquiring Fund Shares" means the Corporation's Class UU, Series 4 Common Shares.

          "Reorganization Agreement" means that Plan of Reorganization and Termination dated January 31, 2003 between the Acquired Fund and the Acquiring Fund.

          "Effective Time" means the date and time at which delivery of the assets of the Acquired Fund and the shares of the Acquiring Fund to be issued pursuant to the Reorganization Agreement, and the liquidation of the Acquired Fund, occurs.

          "Valuation Time" means the close of business on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Effective Time.

     (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Reorganization Agreement. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

     (c) The numbers of Class A, Class B, Class C, Class S and Class Y Acquiring Fund Shares to be received by the Acquired Fund and distributed by it to the holders of Class A, Class B, Class C, Class S and Class Y Acquired Fund Shares shall be determined as follows:

          (i) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C Shares, Class S Shares and Class Y Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Corporation's Articles of Incorporation and Bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

          (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iii) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iv) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares, each as determined pursuant to (i) above.

          (v) The total number of Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class S Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class S Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class S Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vi) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vii) At the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder bears to the total number of issued and outstanding Acquired Fund shares of the respective classes) the full and fractional Acquiring Fund shares of the respective classes received by the Acquired Fund pursuant to (ii) through
     (vi) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder; each Class S Acquired Fund shareholder shall receive, at the Effective Time, Class S Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class S Acquired Fund Shares owned by such Acquired Fund shareholder; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder.

     (d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by the Corporation's Secretary, to transfer the Acquiring Fund shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective pro rata number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired.

     (e) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Class O Common Shares of the Corporation, without designation as to series.

     WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets;

     WHEREAS, it is desirable and in the best interests of the holders of the Class GG shares of the Corporation (also known as "Emerging Markets Fund") that the assets belonging to such class, subject to all liabilities of such class, be sold to a separate portfolio of the Corporation which is known as "International Fund" and which is represented by the Corporation's Class Q shares, in exchange for shares of International Fund, which shares will be distributed pro rata to the former shareholders of Emerging Markets Fund;

     WHEREAS, Emerging Markets Fund and International Fund have entered into a Plan of Reorganization and Termination providing for the foregoing transactions; and

     WHEREAS, the Plan of Reorganization requires that, in order to bind all holders of shares of Small Cap Growth Fund to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding Emerging Markets Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(O) immediately following Article IV(N) thereof:

     ARTICLE IV(O). (a) For the purposes of this Article IV(O), the following terms shall have the following meanings:

          "Acquired Fund" means the Corporation's Emerging Markets Fund, which is represented by the Corporation's Class GG shares.

          "Class A Acquired Fund Shares" means the Corporation's Class GG Common Shares.

          "Class B Acquired Fund Shares" means the Corporation's Class GG, Series 2 Common Shares.

          "Class C Acquired Fund Shares" means the Corporation's Class GG, Series 4 Common Shares.

          "Class S Acquired Fund Shares" means the Corporation's Class GG, Series 5 Common Fund Shares.

          "Class Y Acquired Fund Shares" means the Corporation's Class GG, Series 3 Common Shares.

          "Acquiring Fund" means the Corporation's International Fund, which is represented by the Corporation's Class Q shares.

          "Class A Acquiring Fund Shares" means the Corporation's Class Q Common Shares.

          "Class B Acquiring Fund Shares" means the Corporation's Class Q, Series 3 Common Shares.

          "Class C Acquiring Fund Shares" means the Corporation's Class Q, Series 4 Common Shares.

          "Class S Acquiring Fund Shares" means the Corporation's Class Q, Series 5 Common Fund Shares.

          "Class Y Acquiring Fund Shares" means the Corporation's Class Q, Series 2 Common Shares.

          "Reorganization Agreement" means that Plan of Reorganization and Termination dated January 31, 2003 between the Acquired Fund and the Acquiring Fund.

          "Effective Time" means the date and time at which delivery of the assets of the Acquired Fund and the shares of the Acquiring Fund to be issued pursuant to the Reorganization Agreement, and the liquidation of the Acquired Fund, occurs.

          "Valuation Time" means the close of business on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Effective Time.

     (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Reorganization Agreement. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

     (c) The numbers of Class A, Class B, Class C, Class S and Class Y Acquiring Fund Shares to be received by the Acquired Fund and distributed by it to the holders of Class A, Class B, Class C, Class S and Class Y Acquired Fund Shares shall be determined as follows:

          (i) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C Shares, Class S Shares and Class Y Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Corporation's Articles of Incorporation and Bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

          (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iii) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iv) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares, each as determined pursuant to (i) above.

          (v) The total number of Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class S Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class S Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class S Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vi) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vii) At the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder bears to the total number of issued and outstanding Acquired Fund shares of the respective classes) the full and fractional Acquiring Fund shares of the respective classes received by the Acquired Fund pursuant to (ii) through
     (vi) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder; each Class S Acquired Fund shareholder shall receive, at the Effective Time, Class S Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class S Acquired Fund Shares owned by such Acquired Fund shareholder; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder.

     (d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by the Corporation's Secretary, to transfer the Acquiring Fund shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective pro rata number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired.

     (e) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Class GG Common Shares of the Corporation, without designation as to series.

     WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets;

     WHEREAS, it is desirable and in the best interests of the holders of the Class YY shares of the Corporation (also known as "Bond IMMDEX Fund") that the assets belonging to such class, subject to all liabilities of such class, be sold to a separate portfolio of the Corporation which is known as "Core Bond Fund" (formerly known as Fixed Income Fund) and which is represented by the Corporation's Class B shares, in exchange for shares of Core Bond Fund, which shares will be distributed pro rata to the former shareholders of Bond IMMDEX Fund;

     WHEREAS, Bond IMMDEX Fund and Core Bond Fund have entered into a Plan of Reorganization and Termination providing for the foregoing transactions; and

     WHEREAS, the Plan of Reorganization requires that, in order to bind all holders of shares of Bond IMMDEX Fund to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding Bond IMMDEX Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(P) immediately following Article IV(O) thereof:

     ARTICLE IV(P). (a) For the purposes of this Article IV(P), the following terms shall have the following meanings:

          "Acquired Fund" means the Corporation's Bond IMMDEX Fund, which is represented by the Corporation's Class YY shares.

          "Class A Acquired Fund Shares" means the Corporation's Class YY Common Shares.

          "Class B Acquired Fund Shares" means the Corporation's Class YY, Series 2 Common Shares.

          "Class C Acquired Fund Shares" means the Corporation's Class YY, Series 3 Common Shares.

          "Class S Acquired Fund Shares" means the Corporation's Class YY, Series 5 Common Fund Shares.

          "Class Y Acquired Fund Shares" means the Corporation's Class YY, Series 4 Common Shares.

          "Acquiring Fund" means the Corporation's Core Bond Fund, which is represented by the Corporation's Class B shares.

          "Class A Acquiring Fund Shares" means the Corporation's Class B Common Shares.

          "Class B Acquiring Fund Shares" means the Corporation's Class B, Series 3 Common Shares.

          "Class C Acquiring Fund Shares" means the Corporation's Class B, Series 4 Common Shares.

          "Class S Acquiring Fund Shares" means the Corporation's Class B, Series 5 Common Fund Shares.

          "Class Y Acquiring Fund Shares" means the Corporation's Class B, Series 2 Common Shares.

          "Reorganization Agreement" means that Plan of Reorganization and Termination dated January 31, 2003 between the Acquired Fund and the Acquiring Fund.

          "Effective Time" means the date and time at which delivery of the assets of the Acquired Fund and the shares of the Acquiring Fund to be issued pursuant to the Reorganization Agreement, and the liquidation of the Acquired Fund, occurs.

          "Valuation Time" means the close of business on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Effective Time.

     (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Reorganization Agreement. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

     (c) The numbers of Class A, Class B, Class C, Class S and Class Y Acquiring Fund Shares to be received by the Acquired Fund and distributed by it to the holders of Class A, Class B, Class C, Class S and Class Y Acquired Fund Shares shall be determined as follows:

          (i) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C Shares, Class S Shares and Class Y Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Corporation's Articles of Incorporation and Bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

          (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iii) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iv) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares, each as determined pursuant to (i) above.

          (v) The total number of Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class S Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class S Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class S Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vi) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vii) At the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder bears to the total number of issued and outstanding Acquired Fund shares of the respective classes) the full and fractional Acquiring Fund shares of the respective classes received by the Acquired Fund pursuant to (ii) through
     (vi) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder; each Class S Acquired Fund shareholder shall receive, at the Effective Time, Class S Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class S Acquired Fund Shares owned by such Acquired Fund shareholder; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder.

     (d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by the Corporation's Secretary, to transfer the Acquiring Fund shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective pro rata number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired.

     (e) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Class YY Common Shares of the Corporation, without designation as to series.

     WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets;

     WHEREAS, it is desirable and in the best interests of the holders of the Class NN shares of the Corporation (also known as "High Yield Bond Fund") that the assets belonging to such class, subject to all liabilities of such class, be sold to a separate portfolio of the Corporation which is known as "High Income Bond Fund" (formerly known as Strategic Income Fund) and which is represented by the Corporation's Class HH shares, in exchange for shares of High Income Bond Fund, which shares will be distributed pro rata to the former shareholders of High Yield Bond Fund;

     WHEREAS, High Yield Bond Fund and High Income Bond Fund have entered into a Plan of Reorganization and Termination providing for the foregoing transactions; and

     WHEREAS, the Plan of Reorganization requires that, in order to bind all holders of shares of High Yield Bond Fund to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding High Yield Bond Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(Q) immediately following Article IV(P) thereof:

     ARTICLE IV(Q). (a) For the purposes of this Article IV(Q), the following terms shall have the following meanings:

          "Acquired Fund" means the Corporation's High Yield Bond Fund, which is represented by the Corporation's Class NN shares.

          "Class A Acquired Fund Shares" means the Corporation's Class NN Common Shares.

          "Class B Acquired Fund Shares" means the Corporation's Class NN, Series 2 Common Shares.

          "Class C Acquired Fund Shares" means the Corporation's Class NN, Series 3 Common Shares.

          "Class S Acquired Fund Shares" means the Corporation's Class NN, Series 5 Common Fund Shares.

          "Class Y Acquired Fund Shares" means the Corporation's Class NN, Series 4 Common Shares.

          "Acquiring Fund" means the Corporation's High Income Bond Fund, which is represented by the Corporation's Class HH shares.

          "Class A Acquiring Fund Shares" means the Corporation's Class HH Common Shares.

          "Class B Acquiring Fund Shares" means the Corporation's Class HH, Series 2 Common Shares.

          "Class C Acquiring Fund Shares" means the Corporation's Class HH, Series 4 Common Shares.

          "Class S Acquiring Fund Shares" means the Corporation's Class HH, Series 5 Common Fund Shares.

          "Class Y Acquiring Fund Shares" means the Corporation's Class HH, Series 3 Common Shares.

          "Reorganization Agreement" means that Plan of Reorganization and Termination dated January 31, 2003 between the Acquired Fund and the Acquiring Fund.

          "Effective Time" means the date and time at which delivery of the assets of the Acquired Fund and the shares of the Acquiring Fund to be issued pursuant to the Reorganization Agreement, and the liquidation of the Acquired Fund, occurs.

          "Valuation Time" means the close of business on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Effective Time.

     (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Reorganization Agreement. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

     (c) The numbers of Class A, Class B, Class C, Class S and Class Y Acquiring Fund Shares to be received by the Acquired Fund and distributed by it to the holders of Class A, Class B, Class C, Class S and Class Y Acquired Fund Shares shall be determined as follows:

          (i) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C Shares, Class S Shares and Class Y Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Corporation's Articles of Incorporation and Bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

          (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iii) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares, each as determined pursuant to (i) above.

          (iv) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares, each as determined pursuant to (i) above.

          (v) The total number of Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class S Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class S Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class S Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vi) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares, each as determined pursuant to (i) above.

          (vii) At the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder bears to the total number of issued and outstanding Acquired Fund shares of the respective classes) the full and fractional Acquiring Fund shares of the respective classes received by the Acquired Fund pursuant to (ii) through
     (vi) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder; each Class S Acquired Fund shareholder shall receive, at the Effective Time, Class S Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class S Acquired Fund Shares owned by such Acquired Fund shareholder; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder.

     (d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by the Corporation's Secretary, to transfer the Acquiring Fund shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective pro rata number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired.

     (e) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Class NN Common Shares of the Corporation, without designation as to series.

     The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or an Assistant Secretary on March 14, 2003.

FIRST AMERICAN INVESTMENT FUNDS, INC.


By /s/ Jeffery M. Wilson
   ---------------------

Its Vice President
    --------------


WITNESS:


/s/ James D. Alt
------------------------------------------------
Secretary, First American Investment Funds, Inc.